UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
FILED PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 7, 2003

INTERSTATE HOTELS & RESORTS, INC

(Exact name of Registrant as specified in its charter)

DELAWARE	1-14331	52-2101815

(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification Number)

1010 Wisconsin Avenue, N.W
Washington, D.C. 20007

(Address of principal executive offices)

Registrant’s telephone number, including area code: (202) 965-4455

ITEM 9. REGULATION FD DISCLOSURE

     On May 7, 2003, the Registrant issued the press release attached as Exhibit 99.1 to this report. The press release is being furnished pursuant to Item 12.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2003

INTERSTATE HOTELS & RESORTS, INC

By:	/s/ Christopher L. Bennett
Name:	Christopher L. Bennett
Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

EXHIBIT	DESCRIPTION

99.1	Press Release, dated as of May 7, 2003.